Sprout Social Announces Third Quarter 2022 Financial Results Above Guidance Range ARR growth of 33% year-over-year Third quarter total revenue of $65.3 million, up 33% year-over-year CHICAGO, November 3, 2022 – Sprout Social, Inc. (“Sprout Social” or the “Company”) (Nasdaq: SPT), an industry-leading provider of cloud-based social media management software, today announced financial results for its third quarter ended September 30, 2022. “We’re in the fortunate position to again raise our annual growth and margin guidance,” said Justyn Howard, Sprout Social’s CEO and co-founder. “In a challenging business climate, we’re grateful to our customers and team for putting us in the position to expect record net new ARR in Q4 while also projecting a 300bps year-over-year margin improvement in Q4.” Third Quarter 2022 Financial Highlights Revenue ● Revenue was $65.3 million, up 33% compared to the third quarter of 2021. ● ARR was $271.3 million, up 33% compared to the end of the third quarter of 2021. Operating Loss ● GAAP operating loss was ($14.4) million, compared to ($6.8) million in the third quarter of 2021. ● Non-GAAP operating loss was ($1.4) million, compared to a Non-GAAP operating loss of ($1.6) million in the third quarter of 2021. Net Loss ● GAAP net loss was ($13.9) million, compared to ($7.0) million in the third quarter of 2021. ● Non-GAAP net loss was ($1.0) million, compared to a Non-GAAP net loss of ($1.8) million in the third quarter of 2021. ● GAAP net loss per share was ($0.25) based on 54.7 million weighted-average shares of common stock outstanding, compared to ($0.13) based on 53.9 million weighted-average shares of common stock outstanding in the third quarter of 2021. ● Non-GAAP net loss per share was ($0.02) based on 54.7 million weighted-average shares of common stock outstanding, compared to ($0.03) based on 53.9 million weighted-average shares of common stock outstanding in the third quarter of 2021. Cash ● Cash and equivalents and marketable securities totaled $181.9 million as of September 30, 2022, up from $181.7 million as of June 30, 2022. ● Net cash generated by operating activities was $1.0 million, compared to $4.4 million in the third quarter of 2021. ● Free cash flow was $0.5 million, compared to $4.2 million in the third quarter of 2021. See “Customer Metrics” and “Use of Non-GAAP Financial Measures” below for how Sprout Social defines ARR, Non-GAAP operating loss, Non-GAAP net loss, Non-GAAP net loss per share and free cash flow and the financial tables that accompany this release for reconciliations of these measures to their closest comparable GAAP measures.

Customer Metrics ● Grew number of customers to 34,258 as of September 30, 2022, up 12% compared to September 30, 2021. ● Grew number of customers contributing over $10,000 in ARR to 6,111 customers as of September 30, 2022, up 40% compared to September 30, 2021. ● Grew number of customers contributing over $50,000 in ARR to 843 customers as of September 30, 2022, up 76% compared to September 30, 2021. Recent Customer Highlights ● During the third quarter, we had the opportunity to help new customers like Peloton, JCPenney, Bausch & Lomb, SunRun, Clayton Homes, Compass Canada, Shutterstock and The Department of Health and Human Services. ● We executed growth deals with great brands and organizations like Carrier, On AG, Palantir, Duke Health System, Vineyard Vines, Coursera and Monday.com. Recent Business Highlights Sprout Social recently: ● Launched Service Cloud integration (here) ● Launched a more integrated advocacy solution, Employee Advocacy by Sprout Social, to accelerate brands’ social strategies and reach (here) ● Enhanced video management functionality with Instagram Reels integration (here) ● Named a 2022 PEOPLE Companies that Care by Great Place to Work and PEOPLE Magazine (here) Fourth Quarter and 2022 Financial Outlook For the fourth quarter of 2022, the Company currently expects: ● Total revenue between $69.8 million and $69.9 million, or growth of more than 31% year-over-year. ● Non-GAAP operating loss between ($1.0) million and ($0.9) million, or Non-GAAP operating margin improvement of more than 300bps year-over-year. ● Non-GAAP net loss per share of ($0.02) based on approximately 54.8 million weighted-average shares of common stock outstanding. “We are pleased to deliver another efficient quarter and our 7th consecutive quarter of positive free cash flow,” said Joe Del Preto, CFO. “Our execution remains strong and our business model continues to highlight its resiliency. As we begin to appropriately monetize our platform with announced pricing changes throughout Q4, we expect ACV growth to meaningfully accelerate into and through 2023.” For the full year 2022, the Company now expects: ● Total revenue between $254.0 to $254.1 million, or growth of more than 35% year-over-year. ● Non-GAAP operating loss between ($5.5) million and ($5.4) million. ● This implies 130bps of year-over-year operating margin improvement. ● Non-GAAP net loss per share of ($0.10) based on approximately 54.6 million weighted-average shares of common stock outstanding. The Company does not provide guidance for operating loss, the most directly comparable GAAP measure to non-GAAP operating loss, or net loss per share, the most directly comparable GAAP measure to non-GAAP net loss per share, and similarly cannot provide a reconciliation between its forecasted non-GAAP operating loss and non-GAAP net loss per share and these comparable GAAP measures without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company’s control and may vary greatly between periods and could significantly impact future financial results. Conference Call Information

The financial results and business highlights will be discussed on a conference call and webcast scheduled at 4:00 p.m. Central Time (5:00 p.m. Eastern Time) today, November 3, 2022. Online registration for this event conference call can be found at https://conferencingportals.com/event/WCLZyewU. The live webcast of the conference call can be accessed from Sprout Social’s investor relations website at http://investors.sproutsocial.com. Following completion of the events, a webcast replay will also be available at http://investors.sproutsocial.com for 12 months. About Sprout Social Sprout Social offers deep social media listening and analytics, social management, customer care, commerce and advocacy solutions to more than 34,000 brands and agencies worldwide. Sprout’s unified platform integrates the power of social throughout every aspect of a business and enables social leaders at every level to extract valuable data and insights that drive their business forward. Headquartered in Chicago, Sprout operates across major social media networks, including Twitter, Facebook, Instagram, TikTok, Pinterest, YouTube and LinkedIn. Learn more at sproutsocial.com. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “explore,” “intend,” “long-term model,” “may,” “might” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “strategy,” “target,” “will,” “would,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to our market size and growth strategy, our estimated and projected costs, margins, revenue, expenditures and customer and financial growth rates, our Q4 and 2022 financial outlook, our plans and objectives for future operations, growth, initiatives or strategies. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others: our rapid growth and limited history with key features of our platform makes it difficult to evaluate our prospects and future operating results; we may not be able to sustain our revenue and customer growth rate in the future; price increases may negatively impact demand for our products, customer acquisition and retention and reduce the total number of customers or customer additions; our business would be harmed by any significant interruptions, delays or outages in services from our platform, our API providers, or certain social media platforms; if we are unable to attract potential customers through unpaid channels, convert this traffic to free trials or convert free trials to paid subscriptions, our business and results of operations may be adversely affected; the effects and duration of the ongoing COVID-19 pandemic are unpredictable and may materially affect our customers and how we operate our business, and the duration and extent to which the pandemic continues to threaten our future results of operations; unstable market and economic conditions, such as recession risks, effects of inflation, labor shortages, supply chain issues, higher interest rates and geopolitical impacts of Russia’s invasion of Ukraine, could adversely impact our business and that of our existing and prospective customers, which may result in reduced demand for our products; any cybersecurity-related attack, significant data breach or disruption of the information technology systems or networks on which we rely could negatively affect our business; and changing regulations relating to privacy, information security and data protection could increase our costs, affect or limit how we collect and use personal information and harm our brand. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 23, 2022, as well as any other future quarterly and current reports that we file with the SEC. Moreover, you should interpret many of the risks identified in those reports as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic and current instability in market and economic conditions. Forward-looking statements speak only as of the date the statements are made and are based on information available to Sprout Social at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Sprout Social assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law. Use of Non-GAAP Financial Measures We have provided in this press release certain financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Our management uses these non-GAAP financial measures internally in analyzing our financial results and believes that use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations. Non-GAAP gross profit. We define non-GAAP gross profit as GAAP gross profit, excluding stock-based compensation expense. We believe non-GAAP gross profit provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Non-GAAP operating loss. We define non-GAAP operating loss as GAAP loss from operations, excluding stock-based compensation expense. We believe non-GAAP operating loss provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Non-GAAP net loss. We define non-GAAP loss as GAAP net loss, excluding stock-based compensation expense. We believe non-GAAP net loss provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Non-GAAP net loss per share. We define non-GAAP net loss per share as GAAP net loss per share attributable to common shareholders, basic and diluted, excluding stock-based compensation expense. We believe non-GAAP net loss per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Free cash flow. We define free cash flow as net cash provided by operating activities less purchases of property and equipment. Free cash flow does not reflect our future contractual obligations or represent the total increase or decrease in our cash balance for a given period. We believe free cash flow is a useful indicator of liquidity that provides information to management and investors about the amount of cash provided by our core operations that, after purchases of property and equipment, is available for strategic initiatives. Free cash flow margin. We define free cash flow margin as free cash flow as a percentage of revenue. Customer Metrics Annual recurring revenue (“ARR”). We define ARR as the annualized revenue run-rate of subscription agreements from all customers as of the last date of the specified period. We believe ARR is an indicator of the scale of our entire platform while mitigating fluctuations due to seasonality and contract term. Dollar-based net retention rate (“NDR”). We calculate dollar-based net retention rate by dividing the organic ARR from our customers as of December 31st in the reported year by the organic ARR from those same customers as of December 31st in the previous year. This calculation is net of upsells, contraction, cancellation or expansion during the period but excludes organic ARR from new customers. We use dollar-based net retention to evaluate the long-term value of our customer relationships, because we believe this metric reflects our ability to retain and expand subscription revenue generated from our existing customers. Number of customers. We define a customer as a unique account, multiple accounts containing a common non-personal email domain or multiple accounts governed by a single agreement. We believe that the number of customers using our platform is an indicator not only of our market penetration, but also of our potential for future growth as our customers often expand their adoption of our platform over time based on an increased awareness of the value of our platform and products. Number of customers contributing more than $10,000 in ARR. We define number of customers contributing more than $10,000 in ARR as those on a paid subscription plan that had more than $10,000 in ARR as of a period end. We view the number of customers that contribute more than $10,000 in ARR as a measure of our ability to scale with our customers and attract larger organizations. We believe this represents potential for future growth, including expanding within our current customer base.

Number of customers contributing more than $50,000 in ARR. We define number of customers contributing more than $50,000 in ARR as those on a paid subscription plan that had more than $50,000 in ARR as of a period end. We view the number of customers that contribute more than $50,000 in ARR as a measure of our ability to scale with our largest customers and attract more sophisticated organizations. We believe this represents potential for future growth, including expanding within our current customer base. Over time, our largest customers have constituted a greater share of our revenue. Availability of Information on Sprout Social’s Website and Social Media Profiles Investors and others should note that Sprout Social routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Sprout Social Investors website. We also intend to use the social media profiles listed below as a means of disclosing information about us to our customers, investors and the public. While not all of the information that the Company posts to the Sprout Social Investors website or to social media profiles is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Sprout Social to review the information that it shares at the Investors link located at the bottom of the page on www.sproutsocial.com and to regularly follow our social media profiles. Users may automatically receive email alerts and other information about Sprout Social when enrolling an email address by visiting "Email Alerts" in the "Shareholder Services" section of Sprout Social's Investor website at https://investors.sproutsocial.com/. Social Media Profiles: www.twitter.com/SproutSocial www.twitter.com/SproutSocialIR www.facebook.com/SproutSocialInc www.linkedin.com/company/sprout-social-inc-/ www.instagram.com/sproutsocial Contact Media: Kaitlyn Gronek Email: pr@sproutsocial.com Phone: (773) 904-9674 Investors: Jason Rechel Twitter: @SproutSocialIR Email: jason.rechel@sproutsocial.com Phone: (312) 528-9166 Sprout Social, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except share and per share data) Three Months Ended September 30, 2022 2021 Revenue Subscription $ 64,536 $ 48,570 Professional services and other 771 521 Total revenue 65,307 49,091 Cost of revenue(1) Subscription 15,008 12,088 Professional services and other 304 258

Total cost of revenue 15,312 12,346 Gross profit 49,995 36,745 Operating expenses Research and development(1) 16,278 10,551 Sales and marketing(1) 32,411 21,383 General and administrative(1) 15,691 11,649 Total operating expenses 64,380 43,583 Loss from operations (14,385) (6,838) Interest expense (29) (78) Interest income 728 73 Other expense, net (160) (86) Loss before income taxes (13,846) (6,929) Income tax expense 87 64 Net loss $ (13,933) $ (6,993) Net loss per share attributable to common shareholders, basic and diluted $ (0.25) $ (0.13) Weighted-average shares outstanding used to compute net loss per share, basic and diluted 54,716,770 53,908,520 (1) Includes stock-based compensation expense as follows: Three Months Ended September 30, 2022 2021 Cost of revenue $ 674 $ 280 Research and development 3,122 1,067 Sales and marketing 6,164 2,316 General and administrative 3,014 1,563 Total stock-based compensation expense $ 12,974 $ 5,226 Sprout Social, Inc. Consolidated Statements of Operations and Comprehensive Loss (Unaudited) (in thousands, except share and per share data) Nine Months Ended September 30, 2022 2021 Revenue Subscription $ 182,048 $ 133,105 Professional services and other 2,120 1,489 Total revenue 184,168 134,594 Cost of revenue(1)

Subscription 43,641 32,723 Professional services and other 802 775 Total cost of revenue 44,443 33,498 Gross profit 139,725 101,096 Operating expenses Research and development(1) 44,717 27,831 Sales and marketing(1) 88,373 59,358 General and administrative(1) 45,162 32,276 Total operating expenses 178,252 119,465 Loss from operations (38,527) (18,369) Interest expense (128) (227) Interest income 1,172 190 Other expense, net (558) (260) Loss before income taxes (38,041) (18,666) Income tax expense 257 136 Net loss and comprehensive loss $ (38,298) $ (18,802) Net loss per share attributable to common shareholders, basic and diluted $ (0.70) $ (0.35) Weighted-average shares outstanding used to compute net loss per share, basic and diluted 54,450,003 53,670,652 (1) Includes stock-based compensation expense as follows: Nine Months Ended September 30, 2022 2021 Cost of revenue $ 1,888 $ 698 Research and development 7,907 2,721 Sales and marketing 16,341 6,793 General and administrative 7,894 4,367 Total stock-based compensation expense $ 34,030 $ 14,579 Sprout Social, Inc. Consolidated Balance Sheets (Unaudited) (in thousands, except share and per share data) September 30, 2022 December 31, 2021 Assets Current assets Cash and cash equivalents $ 95,141 $ 107,114 Marketable securities 76,967 69,821

Accounts receivable, net of allowances of $1,562 and $1,298 at September 30, 2022 and December 31, 2021, respectively 26,728 25,483 Deferred Commissions 17,929 13,915 Prepaid expenses and other assets 8,483 6,199 Total current assets 225,248 222,532 Marketable securities, noncurrent 9,755 - Property and equipment, net 12,251 12,854 Deferred commissions, net of current portion 16,816 14,402 Operating lease, right-of-use asset 9,842 9,459 Goodwill 2,299 2,299 Intangible assets, net 2,263 3,045 Other assets, net 48 126 Total assets $ 278,522 $ 264,717 Liabilities and Stockholders' Equity Current liabilities Accounts payable $ 7,202 $ 2,888 Deferred revenue 84,781 69,220 Operating lease liability 3,350 2,693 Accrued wages and payroll related benefits 10,989 12,556 Accrued expenses and other 13,134 11,072 Total current liabilities 119,456 98,429 Deferred revenue, net of current portion 264 132 Operating lease liability, net of current portion 19,117 20,946 Total liabilities 138,837 119,507 Stockholders' equity Class A common stock, par value $0.0001 per share; 1,000,000,000 shares authorized; 50,062,955 and 47,218,380 shares issued and outstanding, respectively, at September 30, 2022; 48,663,781 and 45,844,325 shares issued and outstanding, respectively, at December 31, 2021 4 4 Class B common stock, par value $0.0001 per share; 25,000,000 shares authorized; 7,808,026 and 7,601,082 shares issued and outstanding, respectively, at September 30, 2022; 8,516,390 and 8,309,446 shares issued and outstanding, respectively, at December 31, 2021 1 1 Additional paid-in capital 386,593 351,774 Treasury stock, at cost (32,380) (30,824) Accumulated other comprehensive loss (490) - Accumulated deficit (214,043) (175,745) Total stockholders’ equity 139,685 145,210 Total liabilities and stockholders’ equity $ 278,522 $ 264,717

Sprout Social, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands) Three Months Ended September 30, 2022 2021 Cash flows from operating activities Net loss $ (13,933) $ (6,993) Adjustments to reconcile net loss to net cash provided by operating activities Depreciation of property and equipment 728 754 Amortization of line of credit issuance costs - 51 Amortization of premium (accretion of discount) on marketable securities (163) 199 Amortization of acquired intangible assets 261 261 Amortization of deferred commissions 4,843 3,181 Amortization of right-of-use operating lease asset 328 161 Stock-based compensation expense 12,974 5,226 Provision for accounts receivable allowances (61) 54 Changes in operating assets and liabilities Accounts receivable (1,803) 37 Prepaid expenses and other current assets 67 (340) Deferred commissions (6,747) (5,457) Accounts payable and accrued expenses 680 6,401 Deferred revenue 4,804 1,449 Lease liabilities (931) (619) Net cash provided by operating activities 1,047 4,365 Cash flows from investing activities Purchases of property and equipment (514) (196) Purchases of marketable securities (28,910) (16,352) Proceeds from maturity of marketable securities 55,300 19,700 Net cash provided by investing activities 25,876 3,152 Cash flows from financing activities Payments for line of credit issuance costs - 1 Proceeds from exercise of stock options - 1 Employee taxes paid related to the net share settlement of stock-based award (343) (444) Net cash used in financing activities (343) (442) Net increase in cash and cash equivalents 26,580 7,075 Cash and cash equivalents Beginning of period 68,561 108,257 End of period $ 95,141 $ 115,332 Sprout Social, Inc. Consolidated Statements of Cash Flows (Unaudited)

(in thousands) Nine Months Ended September 30, 2022 2021 Cash flows from operating activities Net loss $ (38,298) $ (18,802) Adjustments to reconcile net loss to net cash provided by operating activities Depreciation of property and equipment 2,127 2,230 Amortization of line of credit issuance costs 30 144 Amortization of premium (accretion of discount) on marketable securities (20) 502 Amortization of acquired intangible assets 782 782 Amortization of deferred commissions 13,310 8,620 Amortization of right-of-use operating lease asset 696 503 Stock-based compensation expense 34,030 14,579 Provision for accounts receivable allowances 562 141 Changes in operating assets and liabilities Accounts receivable (1,807) 995 Prepaid expenses and other current assets (2,208) 2,510 Deferred commissions (19,738) (14,988) Accounts payable and accrued expenses 4,808 4,414 Deferred revenue 15,693 12,231 Lease liabilities (2,251) (1,521) Net cash provided by operating activities 7,716 12,340 Cash flows from investing activities Purchases of property and equipment (1,427) (662) Purchases of marketable securities (135,742) (79,524) Proceeds from maturity of marketable securities 118,370 68,710 Net cash used in investing activities (18,799) (11,476) Cash flows from financing activities Payments for line of credit issuance costs (23) (123) Proceeds from exercise of stock options 14 30 Proceeds from employee stock purchase plan 675 - Proceeds from disgorgement of stockholders short-swing profits - 1,664 Employee taxes paid related to the net share settlement of stock-based award (1,556) (1,618) Net cash used in financing activities (890) (47) Net decrease in cash and cash equivalents (11,973) 817 Cash and cash equivalents Beginning of period 107,114 114,515 End of period $ 95,141 $ 115,332 The following schedule reflects our non-GAAP financial measures and reconciles our non-GAAP financial measures to the related GAAP financial measures (in thousands, except per share data): Summary of Non-GAAP Financial Measures Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021

Non-GAAP gross profit $ 50,669 $ 37,025 $ 141,613 $ 101,794 Non-GAAP operating loss (1,411) (1,612) (4,497) (3,790) Non-GAAP net loss (959) (1,767) (4,268) (4,223) Non-GAAP net loss per share (0.02) (0.03) (0.08) (0.08) Free cash flow $ 533 $ 4,169 $ 6,289 $ 11,678 Reconciliation of Non-GAAP Financial Measures Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Reconciliation of Non-GAAP gross profit Gross profit $ 49,995 $ 36,745 $ 139,725 $ 101,096 Stock-based compensation expense 674 280 1,888 698 Non-GAAP gross profit $ 50,669 $ 37,025 $ 141,613 $ 101,794 Reconciliation of Non-GAAP operating loss Loss from operations $ (14,385) $ (6,838) $ (38,527) $ (18,369) Stock-based compensation expense 12,974 5,226 34,030 14,579 Non-GAAP operating loss $ (1,411) $ (1,612) $ (4,497) $ (3,790) Reconciliation of Non-GAAP net loss Net loss $ (13,933) $ (6,993) $ (38,298) $ (18,802) Stock-based compensation expense 12,974 5,226 34,030 14,579 Non-GAAP net loss $ (959) $ (1,767) $ (4,268) $ (4,223) Reconciliation of Non-GAAP net loss per share Net loss per share attributable to common shareholders, basic and diluted $ (0.25) $ (0.13) $ (0.70) $ (0.35) Stock-based compensation expense 0.23 0.10 0.62 0.27 Non-GAAP net loss per share $ (0.02) $ (0.03) $ (0.08) $ (0.08) Reconciliation of free cash flow Net cash provided by operating activities $ 1,047 $ 4,365 $ 7,716 $ 12,340 Purchases of property and equipment (514) (196) (1,427) (662) Free cash flow $ 533 $ 4,169 $ 6,289 $ 11,678